SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 21, 2005


           Colorado              Reclamation Consulting and Applications, Inc.

 (State or other jurisdiction of       (Exact name of registrant as
  incorporation or organization)           specified in its charter)

                                   84-0703717
                      (I.R.S. Employer Identification No.)

                23832 Rockfield Blvd., Suite 275 Lake Forest, CA
                    (Address of principal executive offices)

                                     92630
                                   (Zip Code)

                                 (949) 609-0590
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))
==============================================================================


Item 5.02-Departure of Director

On June 21, 2005, the Company accepted the resignation of Paul Petit from the Company's Board of Directors.


Item 9.01 - Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

17.1     	Resignation by Paul Petit from directorship of Reclamation
		Consulting and Applications, Inc., dated June 21, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Reclamation Consulting and Applications, Inc.

/s/: Mike Davies
---------------------
     Mike Davies,
     Vice President

DATED:  June 21, 2005